UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 20, 2020
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)
(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange
(Includes Preferred Stock Purchase Rights)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2020, Live Nation Entertainment, Inc. (the “Company”) closed its previously announced offering of $1.2 billion in aggregate principal amount of 6.5% senior secured notes due 2027 (the “Notes”), and in connection therewith, the Company, certain of the Company’s subsidiaries, as guarantors, and U.S. Bank National Association, as trustee and collateral agent, entered into an indenture (the “Notes Indenture”) governing the Notes on the same date.

After the payment of fees and expenses in connection with the Notes offering, the Company intends to use the remaining proceeds from the Notes offering for general corporate purposes.

Pursuant to the Notes Indenture, the Notes will bear interest at the rate of 6.5% per annum, payable on May 15 and November 15 of each year beginning on November 15, 2020. The Notes will mature on May 15, 2027. Prior to May 15, 2023, the Company may redeem up to 35% of the Notes using the proceeds of certain equity offerings at a redemption price equal to 106.5% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date. The Company may redeem some or all of the Notes, at any time prior to May 15, 2023, at a price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest to, but excluding, the date of redemption, plus a “make-whole” premium described in the Notes Indenture. In addition, on or after May 15, 2023, the Company may redeem some or all of the Notes at any time at the redemption prices specified in the Notes Indenture, plus any accrued and unpaid interest to the date of redemption. The Company is required to offer to purchase the Notes at 101% of their aggregate principal amount, plus accrued and unpaid interest to the repurchase date, if specified change of control events occur.

The Notes are guaranteed by a majority of the Company’s direct and indirect domestic subsidiaries, subject to certain exceptions, and are secured by a first priority lien on substantially all of the tangible and intangible personal property of the Company and the Company’s domestic subsidiaries that are guarantors, and by a pledge of substantially all of the shares of stock, partnership interests and limited liability company interests of the Company’s direct and indirect domestic subsidiaries, subject to certain exceptions, which is substantially the same collateral that secures the Company’s senior secured credit facility. The Notes will not be guaranteed by any of the Company’s foreign subsidiaries or unrestricted subsidiaries, although certain of the Company’s foreign subsidiaries may guarantee foreign obligations under the Company’s senior secured credit facility.

The Notes and guarantees are senior secured obligations of the Company and the guarantors, (i) rank equally in right of payment with all of the Company’s and the guarantors’ existing and future senior indebtedness (including the Company’s senior secured credit facility), (ii) rank equally to all of the Company’s and the guarantors’ existing and future senior secured indebtedness to the extent of the value of the collateral securing the Notes and the guarantees, which ranking they share pari passu with the Company’s senior secured credit facility, (iii) are effectively senior in right of payment to all of the Company’s and the guarantors’ existing and future unsecured indebtedness (including the Company’s 2.0% Convertible Notes due 2025, 4.75% Senior Notes due 2027, 2.5% Convertible Senior Notes due 2023, 4.875% Senior Notes due 2024 and 5.625% Senior Notes due 2026), and (iv) are effectively senior to all of the Company’s and the guarantors’ existing and future indebtedness secured on a junior basis to the extent of the value of the collateral securing the Notes and the guarantees. The Notes are structurally subordinated to all of the existing and future liabilities of any of the Company’s existing and future subsidiaries that do not guarantee the Notes (including obligations under the Company’s senior secured credit facility guaranteed by certain of the Company’s foreign restricted subsidiaries). The Notes are structurally subordinated to all of the Company’s and the guarantors’ existing and future obligations that are secured by assets other than the collateral securing the Notes and the guarantees to the extent of the value of such assets (including certain obligations under the Company’s senior secured credit facility to the extent of the value of the assets of the Company’s foreign subsidiaries that are pledged as collateral securing such obligations).

If an Event of Default as defined in the Notes Indenture occurs and is continuing, the trustee or the holders of at least 25% of the aggregate principal amount then outstanding of the Notes may declare all the outstanding Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from specified events of bankruptcy or insolvency with respect to the Company, all the outstanding Notes will become due and payable without any further action or notice on the part of the trustee or any holders of the Notes.

The Notes Indenture contains covenants that limit, among other things, the Company’s ability and the ability of the Company’s restricted subsidiaries to:
•incur certain additional indebtedness or issue preferred stock;
•make certain distributions, investments and other restricted payments;
•sell certain assets;
•place restrictions on the ability of restricted subsidiaries to make payments to the Company;
•create certain liens;
•merge, consolidate or sell substantially all of the Company’s assets; and
•enter into certain transactions with affiliates.
These covenants are subject to important exceptions and qualifications and many of these covenants will not be applicable during any period of time when the Notes have an investment grade rating.

The Notes and the guarantees were sold in private offerings in reliance on Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Notes and the guarantees have not been registered under the Securities Act, or any state securities laws, and unless so registered, the Notes and guarantees may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On May 20, 2020, the Company issued a press release announcing the matters described herein. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release issued by Live Nation Entertainment, Inc. on May 20, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the expected use of the net proceeds, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, risks related to market and other general economic conditions and the fact that the Company’s management will have discretion in the use of the proceeds from the sale of the Notes. The Company refers you to the documents it files with the Securities and Exchange Commission, specifically the section titled "Item 1A. Risk Factors" of its annual report on Form 10-K for the year ended December 31, 2019 and its quarterly report on Form 10-Q for the quarter ended March 31, 2020, which contains and identifies important factors that could cause actual results to differ materially from those contained in the Company’s forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Based upon changing conditions, should any risk or uncertainty that has already materialized, such as, for example, the risks and uncertainties posed by the global COVID-19 pandemic, worsen in scope, impact or duration, or should one or more of the currently unrealized risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements. The Company undertakes no obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Chief Accounting Officer
May 20, 2020